                                                                     Exhibit 4.1



                     SPECIMEN CERTIFICATE FOR COMMON STOCK
                     OF TELEDYNE TECHNOLOGIES INCORPORATED

THIS CERTIFICATE IS TRANSFERABLE IN                                 COMMON STOCK
RIDGEFIELD PARK, NJ OR NEW YORK, NY                               $.01 PAR VALUE



NUMBER                                                   SHARES
------                                                   ------






INCORPORATED UNDER THE LAWS                         CUSIP 879360 10 5
OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

                       TELEDYNE TECHNOLOGIES INCORPORATED
     ----------------------------------------------------------------------

THIS CERTIFIES THAT


is the owner of
----------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF TELEDYNE TECHNOLOGIES INCORPORATED transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and of the By-laws of the Corporation, as amended (copies of which are on file with the Transfer Agent) to all of which the holder of this certificate by the acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its duly authorized officers, and to be sealed with the seal of the Corporation.

Dated:



/s/ John T. Kuelbs                                   /s/ Robert Mehrabian
-----------------------------                        -------------------------
Senior Vice President, General                       President and Chief
Counsel and Secretary                                Executive Officer


                            -------------------------
                       TELEDYNE TECHNOLOGIES INCORPORATED
                                 CORPORATE SEAL
                                      1999
                                    DELAWARE
                            -------------------------

Countersigned and Registered:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
BY

                                                            AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT                              CUSTODIAN
                              -------------                      --------------
                              (Cust)                             (Minor)

                              under Uniform Gifts to Minors Act

                                      ------------------------
                                      (State)

Additional abbreviations may also be used though not in the above list.


For value received,                          hereby sell, assign and
                    ------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------



-------------------------------------------------------------------------------
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
                                   ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares




of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       --------------------


                               -------------------------------------------------

                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.